UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09013
Eaton Vance Senior Income Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
June 30
Date of Fiscal Year End
June 30, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Senior Income Trust (EVF) Annual Report June 30, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2012
Eaton Vance
Senior Income Trust
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Financial Statements	6
Report of Independent Registered Public Accounting Firm	35
Federal Tax Information	36
Dividend Reinvestment Plan	37
Board of Trustees’ Contract Approval	39
Management and Organization	42
Important Notices	44

Eaton Vance
Senior Income Trust
June 30, 2012
Management’s Discussion of Fund Performance1

Economic and Market Conditions
The 12-month period ended June 30, 2012 was marked by significant market volatility, as investor sentiment seesawed in reaction to financial headlines. Changes in investor sentiment were in fact the primary driver of volatility in floating rate bank loans, as corporate fundamentals underlying the U.S. loan market remained strong throughout the period. The publicly traded firms in the S&P/LSTA Leveraged Loan Index (the Index),2 reported average EBITDA (earnings before interest, taxes, depreciation, and amortization) growth in excess of 10% during the fiscal year. An industry default rate of 1.04% for the period, compared with a trailing 10-year average of about 3%, offered further evidence of strong U.S. corporate fundamentals.
The macroeconomic backdrop made investors alternately nervous and confident during the period. At the start of the fiscal year in July 2011, economic indicators were beginning to weaken. By late summer, the U.S. debt downgrade and a deteriorating global outlook helped create a strong risk-averse dynamic in the market, pushing prices down for floating rate loans. The Fed’s stated intent to keep interest rates low into 2014 was another factor putting downward pressure on the asset class.
Beginning in October 2011, the market rebounded as improving U.S. economic indicators nudged investors to increase risk tolerance. Bank loans and high yield bonds, each rated below investment grade, were among the asset classes that benefited. This inclination toward assuming greater risk continued through the first quarter of 2012 and into April. But in the closing months of the period, evidence of slowing GDP and job growth combined with a deteriorating European outlook seemed to push investors back to a more fearful stance, and the bank loan market retreated again. For the one-year period as a whole, floating-rate bank loans, as measured by the Index, were in positive territory, up 3.42%.
Fund Performance
For the fiscal year ending June 30, 2012, Eaton Vance Senior Income Trust (the Fund) shares at net asset value (NAV) had a total return of 5.58%, outperforming the 3.42% return of the Index.
Under normal market conditions, the Fund invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In keeping with the Fund’s secondary goal of preservation of capital, management tends to overweight higher-rated loans relative to the Index—a strategy that may help results in a more cautious environment but detract from performance in a less cautious environment, when lower-rated investments generally outperform. Fundamental research drives the credit selection process, with the goal of producing a fundamentally stronger portfolio than the Index with fewer loan defaults.
The Fund may also invest in second-lien loans and high-yield bonds, and may employ leverage,5 which may increase risk and volatility. As of June 30, 2012, the Fund’s investments included senior loans to 362 borrowers spanning 36 industries, with an average loan representing 0.25% of total investments, and no industry constituting more than 11.2% of total investments. Health care, business equipment and services, and electronics/electrical were the top three industry weightings.
The Fund’s outperformance relative to the Index was due largely to the higher credit quality of its portfolio, which held up better when the market declined during the period, and to the use of leverage, which magnifies income and price volatility but during this period benefited performance. The Fund also benefited from investing in high yield bonds, which outperformed the bank loan market during the fiscal year; as of period end, high yield bonds constituted 5.2% of total investments. Another positive factor was the Fund’s low default rate: less than 0.36% of the Fund’s bank loan assets defaulted over the one-year period, compared with 1.04% of assets for the Index.
Within the Fund’s bank loan investments, results relative to the Index were also aided by overweights in food/drug retailers—sectors that outperformed during the period—and by underweights in the utilities and publishing sectors, which underperformed.
In contrast, underweights in several strong-performing sectors dragged on results relative to the Index; these included financial intermediaries, building and development, and retailers other than food and drug firms.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Senior Income Trust
June 30, 2012
Portfolio Managers Scott H. Page, CFA and John Redding
Performance2,3

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	10/30/1998	5.58%	3.32%	5.39%
Fund at Market Price	—	4.09	3.46	6.04

S&P/LSTA Leveraged Loan Index	—	3.42%	4.38%	5.24%

% Premium/Discount to NAV

				-1.96%

Distributions[4]

Total Distributions per share for the period				$0.441
Distribution Rate at NAV				6.37%
Distribution Rate at Market Price				6.50%

% Total Leverage[5]

Auction Preferred Shares (APS)				26.24%
Borrowings				10.97
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Senior Income Trust
June 30, 2012
Fund Profile

Top 10 Holdings (% of total investments)6

Intelsat Jackson Holdings S.A.	1.2%
Rite Aid Corporation	1.2
Asurion LLC	1.1
Calpine Corp. (corporate bond)	1.0
Aramark Corporation	1.0
Alliance Boots Holdings Limited	1.0
Chrysler Group LLC	1.0
Community Health Systems, Inc.	1.0
SunGard Data Systems, Inc.	0.8
Telesat LLC	0.8

Total	10.1%

Top 10 Sectors (% of total investments)6

Health Care	11.2%
Business Equipment and Services	8.2
Electronics/Electrical	6.5
Leisure Goods/Activities/Movies	4.9
Automotive	4.6
Financial Intermediaries	4.5
Telecommunications	4.3
Food Products	4.2
Food Service	4.0
Publishing	3.9

Total	56.3%

Credit Quality (% of loan holdings)7

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Senior Income Trust
June 30, 2012
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax- exempt income, net realized capital gains and return of capital.

[5]	Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its APS and borrowings, which could be reduced if Fund asset values decline.

[6]	Excludes cash and cash equivalents.

[7]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments

Senior Floating-Rate Interests — 146.7%(1)

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Aerospace and Defense — 2.4%

AVIO S.p.A.
Term Loan, Maturing December 13, 2014(2)		300	$292,800
Term Loan, Maturing December 13, 2015(2)		325	317,200
Term Loan, 4.13%, Maturing December 14, 2017	EUR	275	347,142
DAE Aviation Holdings, Inc.
Term Loan, 5.47%, Maturing July 31, 2014		695	687,798
Term Loan, 5.47%, Maturing July 31, 2014		731	723,346
Ducommun Incorporated
Term Loan, 5.50%, Maturing June 28, 2017		272	270,889
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012		910	787,011
Sequa Corporation
Term Loan, 3.72%, Maturing December 3, 2014		397	389,280
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015		741	729,140
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017		398	397,005
Term Loan, 4.00%, Maturing February 14, 2017		1,081	1,081,888
Wyle Services Corporation
Term Loan, 5.00%, Maturing March 27, 2017		394	389,939

			$6,413,438

Air Transport — 0.6%

Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing June 30, 2015		424	$367,486
Orbitz Worldwide Inc.
Term Loan, 3.25%, Maturing July 25, 2014		1,372	1,295,216

			$1,662,702

Automotive — 7.3%

Allison Transmission, Inc.
Term Loan, 2.75%, Maturing August 7, 2014		2,347	$2,323,894
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017		696	673,420
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017		4,087	4,122,984
Delphi Corporation
Term Loan, 3.50%, Maturing March 31, 2017		936	935,737
Federal-Mogul Corporation
Term Loan, 2.18%, Maturing December 29, 2014		2,198	2,096,349
Term Loan, 2.18%, Maturing December 28, 2015		574	547,989
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019		3,375	3,303,281
HHI Holdings LLC
Term Loan, 7.00%, Maturing March 21, 2017		371	373,103
Metaldyne Company LLC
Term Loan, 5.25%, Maturing May 18, 2017		1,262	1,252,082
SRAM, LLC
Term Loan, 4.78%, Maturing June 7, 2018		625	622,588
Tomkins LLC
Term Loan, 4.25%, Maturing September 29, 2016		962	962,348
TriMas Corporation
Term Loan, 4.25%, Maturing June 21, 2017		508	508,083
Veyance Technologies, Inc.
Term Loan, 2.50%, Maturing July 31, 2014		100	97,552
Term Loan, 2.50%, Maturing July 31, 2014		700	681,076
Term Loan, 5.50%, Maturing July 31, 2014		175	172,817
Term Loan - Second Lien, 6.00%, Maturing July 31, 2015		425	396,490

			$19,069,793

Beverage and Tobacco — 0.0%(3)

Maine Beverage Company
Term Loan, 2.22%, Maturing March 31, 2013		51	$50,374

			$50,374

Building and Development — 1.2%

Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		446	$442,541
Goodman Global Inc.
Term Loan, 5.75%, Maturing October 28, 2016		838	839,007
Panolam Industries International, Inc.
Term Loan, 8.25%, Maturing December 31, 2013		429	425,090
Preferred Sands Holding Company, LLC
Term Loan, 7.50%, Maturing December 15, 2016		373	359,133
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		838	836,138
Summit Materials Companies I, LLC
Term Loan, 6.00%, Maturing January 30, 2019		249	250,206

			$3,152,115

Business Equipment and Services — 13.1%

ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019		249	$248,750

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Business Equipment and Services (continued)

Acosta, Inc.
Term Loan, 4.75%, Maturing March 1, 2018		636	$632,855
Term Loan, Maturing March 1, 2018(2)		350	351,313
Acxiom Corporation
Term Loan, 3.44%, Maturing March 15, 2015		356	353,824
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		1,409	1,396,274
Affinion Group, Inc.
Term Loan, 5.00%, Maturing July 16, 2015		2,276	2,078,505
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017		494	493,133
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015		336	333,942
Term Loan, 2.99%, Maturing February 21, 2015		709	671,927
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		327	325,085
Brand Energy & Infrastructure Services, Inc.
Term Loan, 2.50%, Maturing February 7, 2014		455	427,981
Term Loan, 3.73%, Maturing February 7, 2014		389	367,683
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016		701	702,355
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017		575	575,557
ClientLogic Corporation
Term Loan, 7.13%, Maturing January 30, 2017	EUR	586	659,515
Term Loan, 7.22%, Maturing January 30, 2017		303	293,256
DynCorp International LLC
Term Loan, 6.29%, Maturing July 7, 2016		329	329,563
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018		1,047	1,021,306
EIG Investors Corp.
Term Loan, 7.75%, Maturing April 20, 2018		550	547,250
Expert Global Solutions, Inc.
Term Loan, 8.00%, Maturing April 3, 2018		998	993,759
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019		324	326,078
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018		720	710,928
IMS Health Incorporated
Term Loan, 4.50%, Maturing August 25, 2017		857	854,065
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		1,436	1,439,807
Kronos, Inc.
Term Loan, 5.22%, Maturing June 9, 2017		543	542,623
Term Loan, 6.25%, Maturing December 28, 2017		423	424,191
Term Loan - Second Lien, 10.46%, Maturing June 11, 2018		500	505,938
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		1,030	1,022,415
Meritas LLC
Term Loan, 7.50%, Maturing July 28, 2017		383	381,544
Mitchell International, Inc.
Term Loan - Second Lien, 5.75%, Maturing March 30, 2015		500	488,750
Monitronics International Inc.
Term Loan, 5.50%, Maturing March 16, 2018		424	423,673
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		2,153	2,131,717
Sabre, Inc.
Term Loan, 2.25%, Maturing September 30, 2014		2,576	2,467,551
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		346	344,473
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		320	318,925
SunGard Data Systems, Inc.
Term Loan, 3.93%, Maturing February 26, 2016		1,328	1,318,496
Term Loan, 3.99%, Maturing February 28, 2017		2,163	2,146,887
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		421	418,909
Trans Union, LLC
Term Loan, 5.50%, Maturing February 12, 2018		1,933	1,937,920
Travelport LLC
Term Loan, 4.96%, Maturing August 21, 2015		299	274,343
Term Loan, 4.97%, Maturing August 21, 2015		1,103	1,013,228
Term Loan, 5.18%, Maturing August 21, 2015	EUR	371	418,809
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		61	61,048
Term Loan, 6.00%, Maturing July 28, 2017		312	311,911
West Corporation
Term Loan, 4.50%, Maturing July 15, 2016		358	356,197
Term Loan, 4.59%, Maturing July 15, 2016		1,018	1,013,402

			$34,457,661

Cable and Satellite Television — 5.5%

Atlantic Broadband Finance, LLC
Term Loan, 5.25%, Maturing April 4, 2019		650	$652,161
Term Loan - Second Lien, 9.75%, Maturing October 4, 2019		400	396,833

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Cable and Satellite Television (continued)

BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		616	$611,005
Bragg Communications Incorporated
Term Loan, 4.00%, Maturing February 28, 2018		200	199,001
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		2,219	2,177,823
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		227	226,100
CSC Holdings, Inc.
Term Loan, 2.00%, Maturing March 29, 2016		1,935	1,915,497
Kabel Deutschland GMBH
Term Loan, 4.25%, Maturing February 1, 2019		550	545,302
Lavena Holdings 4 GmbH
Term Loan, 3.68%, Maturing March 6, 2015	EUR	521	562,706
Term Loan, 4.06%, Maturing March 4, 2016	EUR	521	562,706
Term Loan, 8.43%, Maturing March 6, 2017(7)	EUR	212	174,300
Term Loan - Second Lien, 5.18%, Maturing September 2, 2016	EUR	271	258,882
MCC Iowa LLC
Term Loan, 1.95%, Maturing January 30, 2015		789	761,630
Mediacom Broadband LLC
Term Loan, 4.50%, Maturing October 23, 2017		735	732,244
Mediacom Illinois, LLC
Term Loan, 1.95%, Maturing January 30, 2015		1,866	1,794,053
Mediacom LLC
Term Loan, 4.50%, Maturing October 23, 2017		392	389,550
UPC Broadband Holding B.V.
Term Loan, 4.14%, Maturing December 31, 2016	EUR	726	903,482
UPC Financing Partnership
Term Loan, 3.74%, Maturing December 30, 2016		379	375,210
Term Loan, 3.74%, Maturing December 29, 2017		1,037	1,019,108
Term Loan, 4.75%, Maturing December 29, 2017		200	199,250

			$14,456,843

Chemicals and Plastics — 5.2%

AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		583	$587,472
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		350	348,688
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		270	269,167
Harko C.V.
Term Loan, 5.75%, Maturing August 2, 2017		496	496,663
Houghton International, Inc.
Term Loan, 6.75%, Maturing January 29, 2016		418	419,955
Huntsman International, LLC
Term Loan, 2.55%, Maturing June 30, 2016		846	831,581
Term Loan, 2.85%, Maturing April 19, 2017		619	607,270
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		1,746	1,711,585
Momentive Performance Materials Inc.
Term Loan, 3.75%, Maturing May 29, 2015		324	308,383
Momentive Performance Materials USA Inc.
Term Loan, 3.75%, Maturing May 5, 2015		442	423,802
Momentive Specialty Chemicals Inc.
Term Loan, 4.00%, Maturing May 5, 2015		714	697,226
Term Loan, 4.25%, Maturing May 5, 2015		322	314,261
Term Loan, 4.25%, Maturing May 5, 2015		475	448,875
Norit NV
Term Loan, 6.75%, Maturing July 7, 2017		620	623,414
PolyOne Corp.
Term Loan, 5.00%, Maturing December 20, 2017		323	324,386
Rockwood Specialties Group, Inc.
Term Loan, 3.50%, Maturing February 9, 2018		643	644,055
Styron S.A.R.L., LLC
Term Loan, 6.06%, Maturing August 2, 2017		1,675	1,573,332
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing February 8, 2018		91	89,620
Term Loan, 4.25%, Maturing February 8, 2018		334	329,233
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		2,746	2,696,007

			$13,744,975

Clothing / Textiles — 0.1%

Phillips-Van Heusen Corporation
Term Loan, 3.50%, Maturing May 6, 2016		271	$271,185

			$271,185

Conglomerates — 2.7%

Jason Incorporated
Term Loan, 8.25%, Maturing September 21, 2014		114	$113,265
Term Loan, 7.75%, Maturing September 22, 2014		99	98,951
Term Loan, 8.25%, Maturing September 22, 2014		46	45,447
Rexnord Corporation
Term Loan, 5.00%, Maturing April 2, 2018		1,671	1,681,603
RGIS Services, LLC
Term Loan, 4.71%, Maturing October 18, 2016		1,928	1,869,710
Term Loan, 5.50%, Maturing October 18, 2017		698	692,140

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Conglomerates (continued)

Rocket Software, Inc.
Term Loan, 7.00%, Maturing February 8, 2018	224	$223,409
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	250	248,750
Spectrum Brands, Inc.
Term Loan, 5.00%, Maturing June 17, 2016	1,111	1,115,204
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018	1,069	1,048,647

		$7,137,126

Containers and Glass Products — 2.5%

Berry Plastics Corporation
Term Loan, 2.25%, Maturing April 3, 2015	948	$915,522
BWAY Corporation
Term Loan, 4.50%, Maturing February 23, 2018	72	71,584
Term Loan, 4.50%, Maturing February 23, 2018	714	710,291
Hilex Poly Co. LLC
Term Loan, 11.25%, Maturing November 16, 2015	395	402,662
Pelican Products, Inc.
Term Loan, 5.00%, Maturing March 7, 2017	354	351,835
Term Loan, 0.00%, Maturing June 6, 2018(4)	250	248,750
Reynolds Group Holdings Inc.
Term Loan, 6.50%, Maturing February 9, 2018	889	895,821
Term Loan, 6.50%, Maturing August 9, 2018	2,381	2,399,371
Sealed Air Corporation
Term Loan, 4.75%, Maturing October 3, 2018	319	321,867
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018	325	325,271

		$6,642,974

Cosmetics / Toiletries — 0.7%

Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019	1,500	$1,493,438
KIK Custom Products, Inc.
Term Loan - Second Lien, 5.24%, Maturing November 28, 2014	525	356,475

		$1,849,913

Drugs — 1.4%

Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	249	$242,517
Term Loan, 5.50%, Maturing February 10, 2017	788	766,330
Capsugel Holdings US, Inc.
Term Loan, 5.25%, Maturing August 1, 2018	617	618,985
Endo Pharmaceuticals Holdings Inc.
Term Loan, 4.00%, Maturing June 18, 2018	258	258,370
Warner Chilcott Company, LLC
Term Loan, 4.25%, Maturing March 15, 2018	406	405,052
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	813	810,105
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	559	556,947

		$3,658,306

Electronics / Electrical — 10.4%

Aeroflex Incorporated
Term Loan, 5.75%, Maturing May 9, 2018	806	$779,459
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016	718	712,044
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	1,575	1,558,463
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016	237	236,916
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018	1,062	1,058,909
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	936	931,718
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	775	766,912
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	1,312	1,295,353
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016	537	532,680
FCI International
Term Loan, 3.62%, Maturing November 1, 2013	65	63,835
Term Loan, 3.62%, Maturing November 1, 2013	65	63,835
Term Loan, 3.62%, Maturing November 1, 2013	68	66,307
Term Loan, 3.62%, Maturing November 1, 2013	68	66,307
Freescale Semiconductor, Inc.
Term Loan, 4.49%, Maturing December 1, 2016	1,778	1,685,428
Lawson Software Inc.
Term Loan, 6.25%, Maturing April 5, 2018	2,575	2,591,248
Magic Newco LLC
Term Loan, 7.25%, Maturing December 20, 2019	700	687,050
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018	794	785,102
NDS Treasury (Americas), LLC
Term Loan, 3.75%, Maturing March 12, 2018	691	690,369

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Borrower/Tranche Description	(000’s omitted)	Value

Electronics / Electrical (continued)

NeuStar, Inc.
Term Loan, 5.00%, Maturing November 8, 2018	496	$496,870
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017	1,358	1,341,689
Term Loan, 5.50%, Maturing March 3, 2017	521	521,714
Term Loan, 5.25%, Maturing March 19, 2019	823	820,880
Open Solutions, Inc.
Term Loan, 2.60%, Maturing January 23, 2014	1,137	1,077,152
Rovi Solutions Corporation
Term Loan, 4.00%, Maturing March 28, 2019	399	396,995
Semtech Corp
Term Loan, 4.25%, Maturing March 20, 2017	200	200,000
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018	1,782	1,772,534
Serena Software, Inc.
Term Loan, 4.24%, Maturing March 10, 2016	715	700,427
Term Loan, 5.00%, Maturing March 10, 2016	175	174,563
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	500	493,750
SkillSoft Corporation
Term Loan, 6.50%, Maturing May 26, 2017	124	125,303
Term Loan, 6.50%, Maturing May 26, 2017	489	493,649
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018	698	703,705
SS&C Technologies Inc.
Term Loan, 5.00%, Maturing June 7, 2019	70	70,115
Term Loan, 5.00%, Maturing June 7, 2019	680	677,776
Sunquest Information Systems, Inc.
Term Loan, 6.25%, Maturing December 16, 2016	371	372,178
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	249	248,230
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016	1,065	1,061,753
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017	1,065	1,063,827

		$27,385,045

Equipment Leasing — 1.1%

BakerCorp International, Inc.
Term Loan, 4.75%, Maturing June 1, 2018	422	$420,758
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	650	654,063
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017	1,700	1,710,625

		$2,785,446

Farming / Agriculture — 0.1%

Wm. Bolthouse Farms, Inc.
Term Loan, 5.50%, Maturing February 11, 2016	298	$299,215

		$299,215

Financial Intermediaries — 7.0%

AmWINS Group, Inc.
Term Loan, 5.75%, Maturing June 6, 2019	500	$500,000
Term Loan - Second Lien, 9.25%, Maturing December 6, 2019	1,650	1,629,375
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	634	627,412
CB Richard Ellis Services, Inc.
Term Loan, 3.50%, Maturing March 5, 2018	344	340,879
Term Loan, 3.74%, Maturing September 4, 2019	325	321,536
Citco III Limited
Term Loan, 5.50%, Maturing June 29, 2018	1,339	1,325,598
First Data Corporation
Term Loan, 3.00%, Maturing September 24, 2014	245	235,222
Term Loan, 3.00%, Maturing September 24, 2014	992	954,261
Term Loan, 3.00%, Maturing September 24, 2014	1,000	961,563
Term Loan, 4.25%, Maturing March 23, 2018	1,020	939,317
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016	1,097	1,079,376
Hamilton Lane Advisors, LLC
Term Loan, 6.50%, Maturing February 23, 2018	370	370,313
Harbourvest Partners, LLC
Term Loan, 6.25%, Maturing December 16, 2016	505	503,479
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	959	964,287
LPL Holdings, Inc.
Term Loan, 2.75%, Maturing March 29, 2017	395	382,409
Term Loan, 4.00%, Maturing March 29, 2019	1,546	1,535,495
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	322	323,359
Nuveen Investments, Inc.
Term Loan, 5.96%, Maturing May 12, 2017	1,412	1,391,616
Term Loan, 5.96%, Maturing May 13, 2017	1,209	1,189,689
Term Loan, 7.25%, Maturing May 13, 2017	225	225,000
Oz Management LP
Term Loan, Maturing November 15, 2016(2)	675	587,250

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Financial Intermediaries (continued)

RJO Holdings Corp.
Term Loan, 6.25%, Maturing December 10, 2015(5)		4	$3,038
Term Loan, 7.00%, Maturing December 10, 2015(5)		117	90,998
RPI Finance Trust
Term Loan, 4.00%, Maturing May 9, 2018		1,754	1,742,001
Vantiv, LLC
Term Loan, 3.75%, Maturing February 27, 2019		249	249,063

			$18,472,536

Food Products — 6.7%

Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018		525	$524,672
Dean Foods Company
Term Loan, 1.63%, Maturing April 2, 2014		1,282	1,261,048
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018		3,214	3,170,050
Dole Food Company Inc.
Term Loan, 5.04%, Maturing July 6, 2018		1,180	1,180,574
Hearthside Food Solutions, LLC
Term Loan, 6.50%, Maturing June 5, 2018		600	600,000
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing December 19, 2017		323	324,183
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018		992	965,194
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		822	820,805
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		2,883	2,876,749
Pierre Foods, Inc.
Term Loan, 7.00%, Maturing September 30, 2016		914	918,109
Pinnacle Foods Finance LLC
Term Loan, 2.77%, Maturing April 2, 2014		2,890	2,878,381
Solvest Ltd.
Term Loan, 5.02%, Maturing July 6, 2018		2,111	2,112,610

			$17,632,375

Food Service — 6.3%

Aramark Corporation
Term Loan, 3.50%, Maturing July 26, 2016		2,386	$2,367,581
Term Loan, 3.50%, Maturing July 26, 2016		88	87,396
Term Loan, 3.50%, Maturing July 26, 2016		157	155,704
Term Loan, 3.65%, Maturing July 26, 2016		1,081	1,071,871
Term Loan, 4.27%, Maturing July 26, 2016	GBP	475	732,143
Buffets, Inc.
Term Loan, 0.00%, Maturing April 21, 2015(6)		624	276,526
Term Loan, 0.00%, Maturing April 22, 2015(6)		68	30,272
Burger King Corporation
Term Loan, 4.50%, Maturing October 19, 2016		2,238	2,231,014
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017		1,557	1,551,354
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		1,341	1,324,596
Landry’s, Inc.
Term Loan, 6.50%, Maturing April 24, 2018		673	675,837
NPC International, Inc.
Term Loan, 5.25%, Maturing December 28, 2018		349	349,998
OSI Restaurant Partners, LLC
Term Loan, 2.49%, Maturing June 14, 2013		236	232,288
Term Loan, 2.56%, Maturing June 14, 2014		2,334	2,298,950
P.F. Chang’s China Bistro Inc.
Term Loan, Maturing June 25, 2019(2)		200	200,938
U.S. Foodservice, Inc.
Term Loan, 5.75%, Maturing March 31, 2017		1,493	1,445,888
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing March 15, 2019		675	661,162
Wendy’s International, Inc.
Term Loan, 0.50%, Maturing May 15, 2019(4)		444	441,516
Term Loan, 4.75%, Maturing May 15, 2019		556	553,276

			$16,688,310

Food / Drug Retailers — 5.3%

Alliance Boots Holdings Limited
Term Loan, 3.57%, Maturing July 9, 2015	GBP	2,775	$4,143,025
General Nutrition Centers, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		3,100	3,094,188
Rite Aid Corporation
Term Loan, 2.00%, Maturing June 4, 2014		3,907	3,830,874
Term Loan, 4.50%, Maturing March 2, 2018		1,069	1,056,278
Sprouts Farmers Markets Holdings, LLC
Term Loan, 6.00%, Maturing April 20, 2018		300	296,250
Supervalu Inc.
Term Loan, 4.50%, Maturing April 28, 2018		1,629	1,609,194

			$14,029,809

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Health Care — 18.0%

Alere, Inc.
Term Loan, 4.75%, Maturing June 30, 2017		224	$222,193
Term Loan, 4.75%, Maturing June 30, 2017		299	295,017
Term Loan, 4.75%, Maturing June 30, 2017		1,191	1,177,105
Alliance Healthcare Services, Inc.
Term Loan, 7.25%, Maturing June 1, 2016		522	492,397
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015		344	342,657
Aveta, Inc.
Term Loan, 8.50%, Maturing April 4, 2017		331	330,620
Term Loan, 8.50%, Maturing April 4, 2017		331	330,620
Biomet Inc.
Term Loan, 3.37%, Maturing March 25, 2015		2,911	2,875,899
CareStream Health, Inc.
Term Loan, 5.00%, Maturing February 25, 2017		765	734,063
Catalent Pharma Solutions
Term Loan, 4.25%, Maturing September 15, 2016		1,262	1,255,239
Term Loan, 5.25%, Maturing September 15, 2017		573	573,468
Community Health Systems, Inc.
Term Loan, 2.58%, Maturing July 25, 2014		2,566	2,533,543
Term Loan, 3.97%, Maturing January 25, 2017		1,546	1,523,409
ConMed Corporation
Term Loan, 1.75%, Maturing April 12, 2013		96	94,126
Convatec Inc.
Term Loan, 5.75%, Maturing December 22, 2016		339	337,528
CRC Health Corporation
Term Loan, 4.96%, Maturing November 16, 2015		487	451,128
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		1,478	1,484,888
DJO Finance LLC
Term Loan, 5.25%, Maturing November 1, 2016		911	904,540
Term Loan, 6.25%, Maturing September 15, 2017		748	742,982
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018		1,488	1,417,769
Emdeon, Inc.
Term Loan, 5.00%, Maturing November 2, 2018		399	399,437
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018		1,730	1,715,946
Grifols Inc.
Term Loan, 4.50%, Maturing June 1, 2017		1,460	1,449,440
Hanger Orthopedic Group, Inc.
Term Loan, 4.01%, Maturing December 1, 2016		319	316,572
HCA, Inc.
Term Loan, 3.71%, Maturing March 31, 2017		2,218	2,159,488
Term Loan, 3.50%, Maturing May 1, 2018		925	899,823
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018		945	938,751
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018		839	826,784
Immucor, Inc.
Term Loan, 7.25%, Maturing August 17, 2018		347	350,197
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016		2,308	2,171,097
Term Loan, 6.75%, Maturing May 15, 2018		569	534,146
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018		916	873,778
Kinetic Concepts, Inc.
Term Loan, 7.00%, Maturing May 4, 2018		2,239	2,258,899
LHP Hospital Group, Inc.
Term Loan, Maturing June 25, 2018(2)		275	264,000
Lifepoint Hospitals, Inc.
Term Loan, 3.00%, Maturing April 15, 2015		1,086	1,085,971
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016		412	412,802
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017		407	390,624
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017		1,153	1,138,766
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017		299	297,754
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, Maturing December 5, 2018		970	976,673
Physiotherapy Associates Holdings, Inc.
Term Loan, 6.00%, Maturing April 30, 2018		150	150,188
Prime Healthcare Services, Inc.
Term Loan, 7.50%, Maturing April 28, 2015		1,019	1,013,891
Radnet Management, Inc.
Term Loan, 5.75%, Maturing April 6, 2016		1,033	1,022,236
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018		1,510	1,469,490
Sheridan Holdings, Inc.
Term Loan, Maturing June 19, 2019(2)		525	519,750
Sunrise Medical Holdings B.V.
Term Loan, 6.75%, Maturing May 13, 2014	EUR	120	146,496
Thomson Reuters (Healthcare) Inc.
Term Loan, 6.75%, Maturing June 6, 2019		725	723,188
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		743	726,412
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016		1,017	1,004,364

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Health Care (continued)

Valeant Pharmaceuticals International, Inc.
Term Loan, 4.75%, Maturing February 13, 2019		400	$394,900
Term Loan, 4.75%, Maturing February 13, 2019		499	490,895
Vanguard Health Holding Co. II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		735	734,518
VWR Funding, Inc.
Term Loan, 2.75%, Maturing June 30, 2014		732	723,230
Term Loan, 4.50%, Maturing April 28, 2017		732	725,976

			$47,425,673

Home Furnishings — 1.1%

Hunter Fan Company
Term Loan, 2.75%, Maturing April 16, 2014		170	$157,673
National Bedding Company LLC
Term Loan, 4.01%, Maturing November 28, 2013		946	947,057
Term Loan - Second Lien, 5.25%, Maturing February 28, 2014		1,150	1,142,812
Oreck Corporation
Term Loan - Second Lien, 3.97%, Maturing March 19, 2016(5)		128	114,858
Sofia III S.a.r.l.
Term Loan, 2.88%, Maturing June 24, 2016	EUR	374	416,256

			$2,778,656

Industrial Equipment — 1.7%

Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		647	$647,020
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing May 22, 2018		775	771,770
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017		425	421,812
Husky Injection Molding Systems Ltd.
Term Loan, 6.54%, Maturing June 29, 2018		1,244	1,251,898
Kion Group GMBH
Term Loan, 3.60%, Maturing December 23, 2014(7)		255	230,545
Term Loan, 4.10%, Maturing December 23, 2015(7)		255	230,544
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		291	290,207
Schaeffler AG
Term Loan, 6.00%, Maturing January 27, 2017		575	575,895

			$4,419,691

Insurance — 3.6%

Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		299	$298,128
Term Loan, 5.50%, Maturing December 8, 2016		665	663,905
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018		3,759	3,751,297
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		850	871,781
CCC Information Services, Inc.
Term Loan, 5.50%, Maturing November 11, 2015		692	693,315
CNO Financial Group, Inc.
Term Loan, 6.25%, Maturing September 30, 2016		433	433,693
Hub International Limited
Term Loan, 4.75%, Maturing June 13, 2017		967	970,688
Term Loan, 6.75%, Maturing December 13, 2017		267	268,959
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016		497	493,187
USI Holdings Corporation
Term Loan, 2.75%, Maturing May 5, 2014		903	893,091

			$9,338,044

Leisure Goods / Activities / Movies — 7.4%

Alpha D2 Limited
Term Loan, 5.75%, Maturing April 28, 2017		1,022	$1,023,533
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing December 15, 2016		1,901	1,898,239
Term Loan, 4.25%, Maturing February 22, 2018		498	496,629
AMC Networks Inc.
Term Loan, 4.00%, Maturing December 31, 2018		1,166	1,156,994
Bombardier Recreational Products, Inc.
Term Loan, 4.60%, Maturing June 28, 2016		965	959,255
Bright Horizons Family Solutions, Inc.
Term Loan, 4.25%, Maturing May 28, 2015		450	447,603
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017		1,427	1,425,953
Cinemark USA, Inc.
Term Loan, 3.55%, Maturing April 29, 2016		1,887	1,879,550
Clubcorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016		1,808	1,816,581
Dave & Buster’s, Inc.
Term Loan, 5.50%, Maturing June 1, 2016		490	489,388
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016		1,124	1,124,125
Regal Cinemas, Inc.
Term Loan, 3.29%, Maturing August 23, 2017		2,019	2,004,106

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Revolution Studios Distribution Company, LLC
Term Loan, 4.00%, Maturing December 21, 2014		449	$358,397
Term Loan - Second Lien, 7.25%, Maturing June 21, 2015(5)		450	191,745
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.00%, Maturing August 17, 2017		1,158	1,152,191
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018		1,075	1,069,141
Town Sports International Inc.
Term Loan, 7.00%, Maturing May 11, 2018		932	943,559
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015		477	463,065
Term Loan, 7.50%, Maturing June 19, 2015		499	501,224

			$19,401,278

Lodging and Casinos — 2.5%

Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		224	$224,437
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018		515	515,372
Caesars Entertainment Operating Company
Term Loan, 9.50%, Maturing October 31, 2016		975	989,625
Term Loan, 5.50%, Maturing January 26, 2018		1,230	1,092,133
Gala Group LTD
Term Loan, 5.63%, Maturing May 30, 2018	GBP	825	1,137,026
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing November 1, 2013		469	470,720
Las Vegas Sands LLC
Term Loan, 2.75%, Maturing November 23, 2016		249	242,593
Term Loan, 2.75%, Maturing November 23, 2016		986	959,060
LodgeNet Entertainment Corporation
Term Loan, 6.50%, Maturing April 4, 2014		418	332,470
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019		299	298,829
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 16, 2018		249	248,752

			$6,511,017

Nonferrous Metals / Minerals — 2.3%

Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		1,200	$1,180,928
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017		1,883	1,875,011
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019		524	526,961
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017		323	317,119
Term Loan, 4.00%, Maturing March 10, 2017		1,354	1,331,520
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.85%, Maturing May 8, 2016		495	495,772
Waupaca Foundry, Inc.
Term Loan, Maturing June 29, 2017(2)		325	324,391

			$6,051,702

Oil and Gas — 4.1%

Buffalo Gulf Coast Terminals LLC
Term Loan, 7.50%, Maturing October 31, 2017		772	$772,646
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015		90	91,261
Term Loan, 9.00%, Maturing June 23, 2017		1,250	1,265,119
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018		1,075	1,082,614
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017		1,325	1,299,683
Frac Tech International LLC
Term Loan, 6.25%, Maturing May 6, 2016		2,006	1,839,099
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018		1,172	1,173,528
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		620	617,986
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		1,488	1,495,872
Sheridan Production Partners I, LLC
Term Loan, 6.50%, Maturing April 20, 2017		52	52,001
Term Loan, 6.50%, Maturing April 20, 2017		85	85,135
Term Loan, 6.50%, Maturing April 20, 2017		641	642,485
Tervita Corporation
Term Loan, 6.50%, Maturing October 17, 2014		274	274,309

			$10,691,738

Publishing — 4.9%

Ascend Learning, Inc.
Term Loan, 5.75%, Maturing May 23, 2017		975	$966,774
Aster Zweite Beteiligungs GmbH
Term Loan, 5.97%, Maturing December 30, 2014	EUR	214	256,965
Term Loan, 5.72%, Maturing December 31, 2014		548	511,100
Term Loan, 5.72%, Maturing December 31, 2014		561	522,730
Term Loan, 5.97%, Maturing December 31, 2014	EUR	240	287,216

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Publishing (continued)

GateHouse Media Operating, Inc.
Term Loan, 2.25%, Maturing August 28, 2014		320	$101,002
Term Loan, 2.25%, Maturing August 28, 2014		714	225,312
Term Loan, 2.50%, Maturing August 28, 2014		345	108,771
Getty Images, Inc.
Term Loan, 4.02%, Maturing November 2, 2015		289	289,392
Term Loan, 5.26%, Maturing November 7, 2016		1,422	1,424,944
Instant Web, Inc.
Term Loan, 3.62%, Maturing August 7, 2014		83	65,214
Term Loan, 3.62%, Maturing August 7, 2014		792	625,592
Interactive Data Corp
Term Loan, 4.50%, Maturing February 12, 2018		1,581	1,557,867
Laureate Education, Inc.
Term Loan, 5.25%, Maturing August 15, 2018		3,066	2,949,848
Medianews Group
Term Loan, 8.50%, Maturing March 19, 2014		58	56,171
Merrill Communications, LLC
Term Loan, 7.75%, Maturing December 24, 2012		645	607,817
Nelson Education Ltd.
Term Loan, 2.96%, Maturing July 3, 2014		231	199,037
Nielsen Finance LLC
Term Loan, 3.49%, Maturing May 2, 2016		987	981,440
Term Loan, 3.99%, Maturing May 2, 2016		970	965,810
SGS International, Inc.
Term Loan, 3.75%, Maturing September 30, 2013		250	249,093

			$12,952,095

Radio and Television — 3.4%

Clear Channel Communications, Inc.
Term Loan, 3.90%, Maturing January 28, 2016		984	$785,414
Cumulus Media, Inc.
Term Loan, 5.75%, Maturing September 17, 2018		2,611	2,611,132
Entercom Radio, LLC
Term Loan, 6.25%, Maturing November 23, 2018		262	263,368
Foxco Acquisition Sub, LLC
Term Loan, 4.75%, Maturing July 14, 2015		254	253,535
Gray Television, Inc.
Term Loan, 3.74%, Maturing December 31, 2014		345	342,095
LIN Television Corp.
Term Loan, 5.00%, Maturing December 21, 2018		299	299,246
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		258	257,985
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		404	403,533
Raycom TV Broadcasting, Inc.
Term Loan, 4.50%, Maturing May 31, 2017		446	439,932
Sinclair Television Group Inc.
Term Loan, 4.00%, Maturing October 28, 2016		380	378,715
Tyrol Acquisitions 2 SAS
Term Loan, 4.38%, Maturing January 29, 2016	EUR	500	540,144
Term Loan, 4.38%, Maturing January 29, 2016	EUR	500	540,144
Univision Communications Inc.
Term Loan, 4.49%, Maturing March 31, 2017		2,066	1,951,416

			$9,066,659

Rail Industries — 0.2%

RailAmerica, Inc.
Term Loan, 4.00%, Maturing March 1, 2019		399	$399,000

			$399,000

Retailers (Except Food and Drug) — 6.1%

99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019		249	$249,062
Amscan Holdings, Inc.
Term Loan, 6.75%, Maturing December 4, 2017		1,751	1,751,910
Ascena Retail Group, Inc.
Term Loan, 4.75%, Maturing June 14, 2018		450	450,844
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		603	598,147
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017		500	499,000
J Crew Group, Inc.
Term Loan, 4.75%, Maturing March 7, 2018		866	854,646
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		1,383	1,368,786
Michaels Stores, Inc.
Term Loan, 5.00%, Maturing July 29, 2016		1,574	1,570,849
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018		2,050	2,031,197
Petco Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		1,602	1,591,983
Pilot Travel Centers LLC
Term Loan, 4.25%, Maturing March 30, 2018		899	900,014
Savers, Inc.
Term Loan, 5.25%, Maturing March 3, 2017		581	581,594
Term Loan, Maturing June 27, 2019(2)		350	350,000
ServiceMaster Company
Term Loan, 2.75%, Maturing July 24, 2014		134	132,304
Term Loan, 2.79%, Maturing July 24, 2014		1,343	1,328,601

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Borrower/Tranche Description		(000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		659	$639,536
Vivarte SA
Term Loan - Second Lien, 4.57%, Maturing September 8, 2016	EUR	13	10,409
Term Loan - Second Lien, 4.57%, Maturing September 8, 2016	EUR	88	72,861
Term Loan - Second Lien, 4.57%, Maturing September 8, 2016	EUR	900	737,470
Wolverine Worldwide, Inc.
Term Loan, Maturing June 26, 2019(2)		275	275,859

			$15,995,072

Steel — 0.3%

JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		346	$346,051
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		495	495,001

			$841,052

Surface Transport — 1.2%

Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		1,778	$1,759,725
Swift Transportation Co. Inc.
Term Loan, 5.00%, Maturing December 21, 2017		955	958,555
WireCo WorldGroup, Inc.
Term Loan, Maturing February 15, 2017(2)		325	321,750

			$3,040,030

Telecommunications — 6.5%

Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		911	$817,735
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		422	419,703
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		945	931,482
Intelsat Jackson Holdings S.A.
Term Loan, 5.25%, Maturing April 2, 2018		5,148	5,131,887
Macquarie UK Broadcast Limited
Term Loan, 3.12%, Maturing December 1, 2014	GBP	414	581,891
MetroPCS Wireless, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		3,034	2,971,694
NTELOS Inc.
Term Loan, 4.00%, Maturing August 7, 2015		907	899,910
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		470	467,605
Syniverse Technologies, Inc.
Term Loan, 5.00%, Maturing April 23, 2019		950	945,250
Telesat LLC
Term Loan, 4.25%, Maturing March 28, 2019		3,450	3,419,812
Windstream Corporation
Term Loan, 3.24%, Maturing December 17, 2015		619	616,083

			$17,203,052

Utilities — 3.8%

AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018		1,284	$1,285,585
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018		470	467,507
Term Loan, 4.50%, Maturing April 2, 2018		2,395	2,384,211
Dynegy Midwest Generation LLC
Term Loan, 9.25%, Maturing August 4, 2016		248	254,328
Dynegy Power, LLC
Term Loan, 9.25%, Maturing August 4, 2016		471	486,759
Invenergy LLC
Term Loan, 9.00%, Maturing November 21, 2017		368	368,321
LS Power Funding Corp.
Term Loan, Maturing June 28, 2019(2)		575	569,250
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		2,725	2,712,120
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.74%, Maturing October 10, 2017		2,601	1,560,320

			$10,088,401

Total Senior Floating-Rate Interests
(identified cost $390,374,844)			$386,063,301

Corporate Bonds & Notes — 8.3%

		Principal
		Amount*
Security		(000’s omitted)	Value

Automotive — 0.0%(3)

American Axle & Manufacturing Holdings, Inc., Sr. Notes
9.25%, 1/15/17(8)		77	$86,432

			$86,432

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

		Principal
		Amount*
Security		(000’s omitted)	Value

Beverage and Tobacco — 0.0%(3)

Constellation Brands, Inc., Sr. Notes
6.00%, 5/1/22		35	$37,713

			$37,713

Brokers, Dealers and Investment Houses — 0.0%(3)

Alliance Data Systems Corp., Sr. Notes
6.375%, 4/1/20(8)		30	$30,900

			$30,900

Building and Development — 0.0%(3)

Nortek, Inc., Sr. Notes
10.00%, 12/1/18		45	$47,475
8.50%, 4/15/21		15	14,738

			$62,213

Business Equipment and Services — 0.1%

Education Management, LLC, Sr. Notes
8.75%, 6/1/14		150	$134,250

			$134,250

Chemicals and Plastics — 1.1%

Hexion US Finance Corp., Sr. Notes
6.625%, 4/15/20		1,000	$1,030,000
Ineos Finance PLC, Sr. Notes
7.25%, 2/15/19(8)	EUR	500	629,586
8.375%, 2/15/19(8)		500	518,750
7.50%, 5/1/20(8)		400	405,000
LyondellBasell Industries N.V., Sr. Notes
5.00%, 4/15/19(8)		200	210,750

			$2,794,086

Containers and Glass Products — 0.2%

Berry Plastics Corp., Sr. Notes
5.217%, 2/15/15(9)		500	$501,875

			$501,875

Cosmetics / Toiletries — 0.1%

Revlon Consumer Products Corp., Sr. Notes
9.75%, 11/15/15(8)		165	$177,375

			$177,375

Electronics / Electrical — 0.0%(3)

Ceridian Corp., Sr. Notes
8.875%, 7/15/19		40	$41,500
Lawson Software, Inc., Sr. Notes
9.375%, 4/1/19(8)		35	37,538

			$79,038

Equipment Leasing — 0.6%

Aircastle, Ltd., Sr. Notes
6.75%, 4/15/17		25	$25,375
7.625%, 4/15/20		15	15,300
Ashtead Capital, Inc., Sr. Notes
6.50%, 7/15/22		25	25,000
International Lease Finance Corp., Sr. Notes
5.65%, 6/1/14		1,000	1,030,000
6.75%, 9/1/16(8)		175	189,000
7.125%, 9/1/18(8)		175	193,812

			$1,478,487

Financial Intermediaries — 0.3%

Ally Financial, Inc., Sr. Notes
2.667%, 12/1/14(9)		20	$19,200
First Data Corp., Sr. Notes
7.375%, 6/15/19(8)		500	512,500
Ford Motor Credit Co., LLC, Sr. Notes
8.00%, 12/15/16		125	148,213

			$679,913

Food Service — 0.0%(3)

Ruby Tuesday, Inc., Sr. Notes
7.625%, 5/15/20(8)		70	$62,825

			$62,825

Health Care — 0.0%(3)

Biomet, Inc., Sr. Notes
10.375%, 10/15/17		55	$59,056
Kinetic Concepts, Inc./KCI USA, Inc., Sr. Notes
10.50%, 11/1/18(8)		10	10,550
USPI Finance Corp., Sr. Notes
9.00%, 4/1/20(8)		35	37,275

			$106,881

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Home Furnishings — 0.2%

Libbey Glass, Inc., Sr. Notes
6.875%, 5/15/20(8)	370	$382,025
Monaco SpinCo, Inc., Sr. Notes
6.75%, 4/30/20(8)	65	68,900

		$450,925

Industrial Equipment — 0.4%

Terex Corp., Sr. Notes
10.875%, 6/1/16	915	$1,030,519

		$1,030,519

Insurance — 0.0%(3)

Alliant Holdings I, Inc., Sr. Notes
11.00%, 5/1/15(8)	25	$26,063
USI Holdings Corp., Sr. Notes
4.342%, 11/15/14(8)(9)	35	32,637

		$58,700

Leisure Goods / Activities/Movies — 0.2%

AMC Entertainment, Inc., Sr. Notes
8.75%, 6/1/19	60	$64,650
National CineMedia, LLC, Sr. Notes
6.00%, 4/15/22(8)	380	388,550
Royal Caribbean Cruises, Sr. Notes
7.00%, 6/15/13	50	52,250
6.875%, 12/1/13	20	21,210
7.25%, 6/15/16	10	10,850
7.25%, 3/15/18	20	21,700
Seven Seas Cruises, S de RL, LLC
9.125%, 5/15/19	10	10,375

		$569,585

Lodging and Casinos — 1.1%

Buffalo Thunder Development Authority
9.375%, 12/15/14(6)(8)	265	$96,725
Caesars Entertainment Operating Co., Sr. Notes
5.375%, 12/15/13	15	14,640
8.50%, 2/15/20(8)	1,075	1,085,750
Choice Hotels International, Inc., Sr. Notes
5.75%, 7/1/22	15	15,725
Inn of the Mountain Gods Resort & Casino, Sr. Notes
8.75%, 11/30/20(8)	50	48,500
Mohegan Tribal Gaming Authority
10.50%, 12/15/16(8)	85	74,800
11.00%, 9/15/18(8)	235	158,038
Peninsula Gaming, LLC, Sr. Notes
10.75%, 8/15/17	1,000	1,145,000
Tunica-Biloxi Gaming Authority, Sr. Notes
9.00%, 11/15/15(8)	165	155,100
Waterford Gaming, LLC, Sr. Notes
8.625%, 9/15/14(5)(8)	102	59,210

		$2,853,488

Nonferrous Metals / Minerals — 0.2%

Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp., Sr. Notes
8.50%, 12/15/19	330	$344,025
FMG Resources (August 2006) Pty, Ltd., Sr. Notes
7.00%, 11/1/15(8)	40	41,000
Molycorp, Inc., Sr. Notes
10.00%, 6/1/20(8)	95	94,525
New Gold, Inc., Sr. Notes
7.00%, 4/15/20(8)	20	20,650
Penn Virginia Resource Partners, LP/Penn Virginia Resource Finance Corp. II, Sr. Notes
8.375%, 6/1/20(8)	25	25,500

		$525,700

Oil and Gas — 0.2%

Everest Acquisition, LLC/Everest Acquisition Finance, Inc., Sr. Notes
6.875%, 5/1/19(8)	100	$104,625
9.375%, 5/1/20(8)	70	72,625
Halcon Resources Corp., Sr. Notes
9.75%, 7/15/20	45	44,391
Laredo Petroleum, Inc., Sr. Notes
7.375%, 5/1/22(8)	20	20,850
Newfield Exploration Co., Sr. Notes
5.625%, 7/1/24	65	66,544
Oasis Petroleum, Inc., Sr. Notes
6.875%, 1/15/23	75	75,469
Petroleum Development Corp., Sr. Notes
12.00%, 2/15/18	65	69,875
Quicksilver Resources, Inc., Sr. Notes
11.75%, 1/1/16	35	34,256
SESI, LLC, Sr. Notes
6.875%, 6/1/14	30	30,037

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

	Principal
	Amount*
Security	(000’s omitted)	Value

Oil and Gas (continued)

SM Energy Co., Sr. Notes
6.50%, 1/1/23(8)	40	$40,350

		$559,022

Publishing — 0.7%

Laureate Education, Inc., Sr. Notes
11.00%, 8/15/15(8)	1,215	$1,251,450
11.25%, 8/15/15(7)(8)	626	644,662
12.75%, 8/15/17(8)	45	47,925

		$1,944,037

Radio and Television — 0.6%

Entravision Communications Corp., Sr. Notes
8.75%, 8/1/17(8)	948	$1,009,620
LBI Media, Inc., Sr. Notes
11.00%, 10/15/13	15	6,825
XM Satellite Radio Holdings, Inc., Sr. Notes
13.00%, 8/1/14(8)	485	543,200

		$1,559,645

Rail Industries — 0.0%(3)

American Railcar Industry, Sr. Notes
7.50%, 3/1/14	100	$101,750

		$101,750

Retailers (Except Food and Drug) — 0.2%

Amscan Holdings, Inc., Sr. Notes
8.75%, 5/1/14	220	$221,377
J Crew Group, Inc., Sr. Notes
8.125%, 3/1/19	15	15,562
Dollar General Corp., Sr. Notes
4.125%, 7/15/17	20	20,375
Michaels Stores, Inc., Sr. Notes
7.75%, 11/1/18	50	53,000
Sally Holdings, LLC/Sally Capital, Inc., Sr. Notes
5.75%, 6/1/22	95	99,869
Toys “R” Us, Inc., Sr. Notes
7.875%, 4/15/13	110	112,750

		$522,933

Steel — 0.0%

RathGibson, Inc., Sr. Notes
11.25%, 2/15/14(5)(6)	240	$0

		$0

Telecommunications — 0.4%

Digicel Group, Ltd., Sr. Notes
8.875%, 1/15/15(8)	820	$832,300
Intelsat Bermuda, Ltd., Sr. Notes
11.25%, 6/15/16	119	124,950
Intelsat Jackson Holdings, Ltd., Sr. Notes
7.25%, 10/15/20(8)	55	58,025

		$1,015,275

Utilities — 1.7%

Calpine Corp., Sr. Notes
7.50%, 2/15/21(8)	2,375	$2,576,875
7.875%, 1/15/23(8)	1,700	1,861,500
Reliant Energy, Inc., Sr. Notes
7.625%, 6/15/14	10	10,250

		$4,448,625

Total Corporate Bonds & Notes
(identified cost $21,282,408)		$21,872,192

Asset-Backed Securities — 1.3%

	Principal
	Amount
Security	(000’s omitted)	Value

Alzette European CLO SA, Series 2004-1A, Class E2, 6.968%, 12/15/20(9)	$219	$187,445
Avalon Capital Ltd. 3, Series 1A, Class D, 2.417%, 2/24/19(8)(9)	295	231,807
Babson Ltd., Series 2005-1A, Class C1, 2.417%, 4/15/19(8)(9)	376	273,695
Carlyle High Yield Partners, Series 2004-6A, Class C, 2.917%, 8/11/16(8)(9)	500	443,577
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.968%, 3/8/17(9)	492	423,122
Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.216%, 7/17/19(9)	500	382,312

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Madison Park Funding Ltd., Series 2006-2A, Class D, 5.218%, 3/25/20(8)(9)	$1,000	$795,096
Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.716%, 4/25/21(8)(9)	1,000	741,072

Total Asset-Backed Securities
(identified cost $4,359,616)		$3,478,126

Common Stocks — 1.5%

Security	Shares	Value

Automotive — 0.1%

Dayco Products, LLC(10)(11)	10,159	$363,184

		$363,184

Building and Development — 0.1%

Panolam Holdings Co.(5)(11)(12)	131	$213,543
United Subcontractors, Inc.(5)(10)(11)	277	11,257

		$224,800

Diversified Manufacturing — 0.0%(3)

MEGA Brands, Inc.(11)	8,319	$50,672

		$50,672

Financial Intermediaries — 0.0%(3)

RTS Investor Corp.(5)(10)(11)	41	$3,912

		$3,912

Food Service — 0.0%

Buffets, Inc.(5)(10)(11)	12,234	$0

		$0

Home Furnishings — 0.1%

Oreck Corp.(5)(10)(11)	2,275	$130,585
Sanitec Europe Oy B Units(5)(10)(11)	26,249	174,395
Sanitec Europe Oy E Units(5)(10)(11)	25,787	0

		$304,980

Leisure Goods / Activities/Movies — 0.2%

Metro-Goldwyn-Mayer Holdings, Inc.(10)(11)	22,424	$566,206

		$566,206

Lodging and Casinos — 0.2%

Affinity Gaming, LLC(10)(11)	23,498	$262,398
Greektown Superholdings, Inc.(11)	45	2,295
Tropicana Entertainment, Inc.(5)(10)(11)	25,430	356,020

		$620,713

Nonferrous Metals / Minerals — 0.1%

Euramax International, Inc.(10)(11)	468	$130,900

		$130,900

Oil and Gas — 0.0%(3)

SemGroup Corp.(11)	750	$23,948

		$23,948

Publishing — 0.7%

Ion Media Networks, Inc.(5)(10)(11)	2,155	$1,591,144
MediaNews Group, Inc.(5)(10)(11)	5,771	123,907
SuperMedia, Inc.(10)(11)	3,353	8,383

		$1,723,434

Total Common Stocks
(identified cost $2,475,177)		$4,012,749

Warrants — 0.0%(3)

Security	Shares	Value

Oil and Gas — 0.0%(3)

SemGroup Corp., Expires 11/30/14(11)	789	$7,140

		$7,140

Publishing — 0.0%

Reader’s Digest Association, Inc. (The), Expires 2/14/19(5)(10)(11)	781	$0

		$0

Retailers (Except Food and Drug) — 0.0%

Oriental Trading Co., Inc., Expires 2/11/16(5)(10)(11)	4,188	$0
Oriental Trading Co., Inc., Expires 2/11/16(5)(10)(11)	3,817	0

		$0

Total Warrants
(identified cost $8)		$7,140

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Portfolio of Investments — continued

Miscellaneous — 0.0%(3)

Security	Shares	Value

Business Equipment and Services — 0.0%(3)

NCS Acquisition Corp., Escrow Certificate(5)(11)	20,000	$276

		$276

Cable and Satellite Television — 0.0%(3)

Adelphia Recovery Trust(5)(11)	261,268	$0
Adelphia, Inc., Escrow Certificate(11)	270,000	2,362

		$2,362

Oil and Gas — 0.0%(3)

SemGroup Corp., Escrow Certificate(11)	290,000	$13,050

		$13,050

Total Miscellaneous
(identified cost $251,158)		$15,688

Short-Term Investments — 2.9%

	Interest/
	Principal
	Amount
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(13)	$3,807	$3,806,806
State Street Bank and Trust Euro Time Deposit, 0.01%, 7/2/12	3,693	3,692,678

Total Short-Term Investments
(identified cost $7,499,484)		$7,499,484

Total Investments — 160.7%
(identified cost $426,242,695)		$422,948,680

Less Unfunded Loan Commitments — (0.2)%		$(693,828)

Net Investments — 160.5%
(identified cost $425,548,867)		$422,254,852

Other Assets, Less Liabilities — (18.7)%		$(49,086,166)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (41.8)%		$(110,000,985)

Net Assets Applicable to Common Shares — 100.0%		$263,167,701

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

EUR	- Euro
GBP	- British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after June 30, 2012, at which time the interest rate will be determined.

(3)	Amount is less than 0.05%.

(4)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(6)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At June 30, 2012, the aggregate value of these securities is $17,409,520 or 6.6% of the Trust’s net assets applicable to common shares.

(9)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2012.

(10)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(11)	Non-income producing security.

(12)	Restricted security (see Note 8).

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2012.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Statement of Assets and Liabilities

Assets	June 30, 2012

Unaffiliated investments, at value (identified cost, $421,742,061)	$418,448,046
Affiliated investment, at value (identified cost, $3,806,806)	3,806,806
Foreign currency, at value (identified cost, $38,534)	38,947
Interest receivable	1,778,266
Interest receivable from affiliated investment	319
Receivable for investments sold	473,623
Receivable for open forward foreign currency exchange contracts	277,743
Prepaid expenses and other assets	24,129

Total assets	$424,847,879

Liabilities

Notes payable	$46,000,000
Payable for investments purchased	5,007,277
Payable for open forward foreign currency exchange contracts	43,149
Payable to affiliates:
Investment adviser fee	279,576
Administration fee	85,237
Trustees’ fees	4,200
Accrued expenses	259,754

Total liabilities	$51,679,193

Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,000,985

Net assets applicable to common shares	$263,167,701

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 36,752,548 shares issued and outstanding	$367,525
Additional paid-in capital	316,558,831
Accumulated net realized loss	(51,883,726)
Accumulated undistributed net investment income	1,212,423
Net unrealized depreciation	(3,087,352)

Net assets applicable to common shares	$263,167,701

Net Asset Value Per Common Share

($263,167,701 ÷ 36,752,548 common shares issued and outstanding)	$7.16

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Statement of Operations

Year Ended
Investment Income	June 30, 2012

Interest and other income	$21,763,212
Interest allocated from affiliated investment	10,959
Expenses allocated from affiliated investment	(1,981)

Total investment income	$21,772,190

Expenses

Investment adviser fee	$3,379,690
Administration fee	1,020,071
Trustees’ fees and expenses	15,882
Custodian fee	267,012
Transfer and dividend disbursing agent fees	21,591
Legal and accounting services	160,573
Printing and postage	53,327
Interest expense and fees	597,037
Preferred shares service fee	162,982
Miscellaneous	113,519

Total expenses	$5,791,684

Deduct —
Reduction of custodian fee	$9

Total expense reductions	$9

Net expenses	$5,791,675

Net investment income	$15,980,515

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$691,972
Investment transactions allocated from affiliated investment	414
Foreign currency and forward foreign currency exchange contract transactions	1,729,140

Net realized gain	$2,421,526

Change in unrealized appreciation (depreciation) —
Investments	$(5,081,413)
Foreign currency and forward foreign currency exchange contracts	221,475

Net change in unrealized appreciation (depreciation)	$(4,859,938)

Net realized and unrealized loss	$(2,438,412)

Distributions to preferred shareholders

From net investment income	$(93,709)

Net increase in net assets from operations	$13,448,394

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Statements of Changes in Net Assets

	Year Ended June 30,

Increase (Decrease) in Net Assets	2012	2011

From operations —
Net investment income	$15,980,515	$15,386,479
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	2,421,526	(6,966,293)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(4,859,938)	27,090,679
Distributions to preferred shareholders —
From net investment income	(93,709)	(218,335)

Net increase in net assets from operations	$13,448,394	$35,292,530

Distributions to common shareholders —
From net investment income	$(16,207,874)	$(16,171,463)

Total distributions to common shareholders	$(16,207,874)	$(16,171,463)

Capital share transactions —
Reinvestment of distributions to common shareholders	$—	$1,065,574

Net increase in net assets from capital share transactions	$—	$1,065,574

Net increase (decrease) in net assets	$(2,759,480)	$20,186,641

Net Assets Applicable to Common Shares

At beginning of year	$265,927,181	$245,740,540

At end of year	$263,167,701	$265,927,181

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$1,212,423	$2,683,963

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	June 30, 2012

Net increase in net assets from operations	$13,448,394
Distributions to preferred shareholders	93,709

Net increase in net assets from operations excluding distributions to preferred shareholders	$13,542,103
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(168,159,247)
Investments sold and principal repayments	151,325,961
Decrease in short-term investments, net	8,792,985
Net amortization/accretion of premium (discount)	(1,762,243)
Decrease in restricted cash	265,564
Decrease in interest and dividends receivable	32,211
Decrease in interest receivable from affiliated investment	618
Increase in receivable for investments sold	(469,779)
Decrease in receivable for open forward foreign currency exchange contracts	17,137
Increase in prepaid expenses and other assets	(9,618)
Decrease in payable for investments purchased	(4,067,861)
Decrease in payable for open forward foreign currency exchange contracts	(255,336)
Decrease in payable to affiliate for investment adviser fee	(1,843)
Increase in payable to affiliate for administration fee	475
Increase in payable to affiliate for Trustees’ fees	750
Increase in accrued expenses	24,917
Decrease in unfunded loan commitments	(456,040)
Net change in unrealized (appreciation) depreciation from investments	5,081,413
Net realized gain from investments	(691,972)

Net cash provided by operating activities	$3,210,195

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(16,207,874)
Cash distributions to preferred shareholders	(93,940)
Proceeds from notes payable	10,000,000

Net cash used in financing activities	$(6,301,814)

Net decrease in cash*	$(3,091,619)

Cash at beginning of year(1)	$3,130,566

Cash at end of year(1)	$38,947

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$592,123

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,288.
(1)	Balance includes foreign currency, at value.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Year Ended June 30,

	2012	2011	2010	2009	2008

Net asset value — Beginning of year (Common shares)	$7.240	$6.710	$5.480	$7.480	$8.800

Income (Loss) From Operations

Net investment income(1)	$0.435	$0.420	$0.395	$0.492	$0.742
Net realized and unrealized gain (loss)	(0.071)	0.557	1.198	(2.012)	(1.324)
Distributions to preferred shareholders
From net investment income(1)	(0.003)	(0.006)	(0.006)	(0.033)	(0.133)

Total income (loss) from operations	$0.361	$0.971	$1.587	$(1.553)	$(0.715)

Less Distributions to Common Shareholders

From net investment income	$(0.441)	$(0.441)	$(0.357)	$(0.439)	$(0.605)
Tax return of capital	—	—	—	(0.008)	—

Total distributions to common shareholders	$(0.441)	$(0.441)	$(0.357)	$(0.447)	$(0.605)

Net asset value — End of year (Common shares)	$7.160	$7.240	$6.710	$5.480	$7.480

Market value — End of year (Common shares)	$7.020	$7.200	$6.630	$4.690	$6.620

Total Investment Return on Net Asset Value(2)	5.58%	14.80%	29.77%	(18.99)%	(7.58)%

Total Investment Return on Market Value(2)	4.09%	15.55%	49.83%	(21.66)%	(16.01)%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$263,168	$265,927	$245,741	$200,183	$272,941
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	2.01%	1.95%	2.05%	2.44%	2.22%
Interest and fee expense	0.23%	0.23%	0.25%	0.99%	1.95%
Total expenses	2.24%	2.18%	2.30%	3.43%	4.17%
Net investment income	6.17%	5.90%	6.08%	9.64%	9.47%
Portfolio Turnover	38%	53%	43%	18%	26%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	1.27%	1.26%	1.31%	1.54%	1.60%
Interest and fee expense	0.15%	0.15%	0.16%	0.62%	1.41%
Total expenses	1.42%	1.41%	1.47%	2.16%	3.01%
Net investment income	3.93%	3.82%	3.90%	6.06%	6.84%

Senior Securities:
Total notes payable outstanding (in 000’s)	$46,000	$36,000	$31,000	$3,000	$105,000
Asset coverage per $1,000 of notes payable(5)	$9,112	$11,442	$12,476	$104,397	$4,648
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(6)	$67,174	$70,536	$68,571	$69,290	$56,770
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
(6)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 269%, 282%, 274%, 277% and 227% at June 30, 2012, 2011, 2010, 2009 and 2008, respectively.
(7)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements — continued

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At June 30, 2012, the Trust, for federal income tax purposes, had a capital loss carryforward of $51,569,173 and current year deferred capital losses of $272,739 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The capital loss carryforward will expire on June 30, 2016 ($52,501), June 30, 2017 ($21,938,328), June 30, 2018 ($22,498,410) and June 30, 2019 ($7,079,934). The current year deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of June 30, 2012, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2012, the Trust had sufficient cash and/or securities to cover these commitments.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements — continued

2 Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of June 30, 2012 is as follows:

APS Issued and
Outstanding

Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3 Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2012, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend	Dividends	Average APS	Dividend
	Rates at	Accrued to APS	Dividend	Rate
	June 30, 2012	Shareholders	Rates	Ranges (%)

Series A	0.13%	$50,319	0.09%	0.03–0.16
Series B	0.08	$43,390	0.08	0.03–0.16

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of June 30, 2012.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended June 30, 2012 and June 30, 2011 was as follows:

	Year Ended June 30,

	2012	2011

Distributions declared from:
Ordinary income	$16,301,583	$16,389,798

During the year ended June 30, 2012, accumulated net realized loss was decreased by $5,120,214, accumulated undistributed net investment income was decreased by $1,150,472 and paid-in capital was decreased by $3,969,742 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), mixed straddles and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,288,482
Capital loss carryforward and deferred capital losses	$(51,841,912)
Net unrealized depreciation	$(3,205,225)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest and investments in partnerships.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.82% (0.83% prior to May 1, 2012) of the Trust’s average weekly gross assets and is payable monthly. Gross assets are referred to herein represent net assets plus obligations attributable to investment leverage. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.01% every May 1 thereafter for the next twenty-nine years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended June 30, 2012, the Trust’s investment adviser fee totaled $3,379,690. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2012, the administration fee amounted to $1,020,071.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $168,159,247 and $151,325,961, respectively, for the year ended June 30, 2012.

6 Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended June 30, 2012. Common shares issued pursuant to the Trust’s dividend reinvestment plan for the year ended June 30, 2011 were 149,763.

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements — continued

7 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$425,666,740

Gross unrealized appreciation	$5,725,325
Gross unrealized depreciation	(9,137,213)

Net unrealized depreciation	$(3,411,888)

8 Restricted Securities

At June 30, 2012, the Trust owned the following securities (representing 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	131	$71,985	$213,543

Total Restricted Securities			$71,985	$213,543

9 Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at June 30, 2012 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
				Appreciation
Settlement Date	Deliver	In Exchange For	Counterparty	(Depreciation)

7/31/12	British Pound Sterling 321,144	United States Dollar 519,723	HSBC Bank USA	$16,798
7/31/12	British Pound Sterling 500,000	United States Dollar 800,623	JPMorgan Chase Bank	17,601
7/31/12	Euro 4,183,265	United States Dollar 5,538,434	Deutsche Bank	243,344
8/31/12	British Pound Sterling 3,321,989	United States Dollar 5,191,887	JPMorgan Chase Bank	(10,044)
8/31/12	Euro 1,921,849	United States Dollar 2,400,313	Citibank NA	(33,105)

				$234,594

At June 30, 2012, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts. The Trust also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $43,149.

The non-exchange traded derivatives in which the Trust invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At June 30, 2012, the maximum amount of loss the Trust would incur due to counterparty risk was $277,743, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $243,344. To mitigate this risk, the Trust has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Trust or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Trust if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2012 was as follows:

	Fair Value

Derivative	Asset Derivative		Liability Derivative

Forward Foreign Currency Exchange Contracts	$277,743	(1)	$(43,149	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2012 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income	Derivatives Recognized in Income

Forward Foreign Currency Exchange Contracts	$2,106,228 (1)	$238,199 (2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended June 30, 2012, which is indicative of the volume of this derivative type, was approximately $20,648,000.

10 Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $50 million and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust also pays a program fee of 0.60% (0.75% prior to November 10, 2011) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.45% (0.50% prior to November 10, 2011) per annum on the amount of the facility. Program and liquidity fees for the year ended June 30, 2012 totaled $489,482 and are included in interest expense on the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2012, the Trust had borrowings outstanding under the Agreement of $46,000,000 at an interest rate of 0.42%. The carrying amount of the borrowings at June 30, 2012 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at June 30, 2012. For the year ended June 30, 2012, the average borrowings under the Agreement and the average interest rate were $38,021,858 and 0.28%, respectively.

11 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12 Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Eaton Vance
Senior Income Trust

June 30, 2012

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2012, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$384,968,834	$400,639	$385,369,473
Corporate Bonds & Notes	—	21,812,982	59,210	21,872,192
Asset-Backed Securities	—	3,478,126	—	3,478,126
Common Stocks	83,003	1,324,983	2,604,763	4,012,749
Warrants	—	7,140	0	7,140
Miscellaneous	—	15,412	276	15,688
Short-Term Investments	—	7,499,484	—	7,499,484

Total Investments	$83,003	$419,106,961	$3,064,888	$422,254,852

Forward Foreign Currency Exchange Contracts	$—	$277,743	$—	$277,743

Total	$83,003	$419,384,704	$3,064,888	$422,532,595

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(43,149)	$—	$(43,149)

Total	$—	$(43,149)	$—	$(43,149)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments	Investments
	in Senior	in Corporate	in Common
	Floating-Rate	Bonds &	Stocks, Warrants
	Interests	Notes	and Miscellaneous	Total

Balance as of June 30, 2011	$810,063	$185,452	$3,601,369	$4,596,884
Realized gains (losses)	(544,319)	114,308	887,531	457,520
Change in net unrealized appreciation (depreciation)*	647,464	(27,954)	(849,543)	(230,033)
Cost of purchases(1)	3,694	4,838	—	8,532
Proceeds from sales(1)	(521,620)	(218,808)	(1,051,931)	(1,792,359)
Accrued discount (premium)	5,357	1,374	—	6,731
Transfers to Level 3**	—	—	137,219	137,219
Transfers from Level 3**	—	—	(119, 606)	(119,606)

Balance as of June 30, 2012	$400,639	$59,210	$2,605,039	$3,064,888

Change in net unrealized appreciation (depreciation) on investments still held as of June 30, 2012*	$45,436	$(5,856)	$(30,745)	$8,835

*	Amount is included in the related amount on investments in the Statement of Operations.
**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments. Transfers from Level 3 to Level 2 were due to increased market trading activity resulting in the availability of significant observable inputs in determining the fair value of these investments.
(1)	Cost of purchases may include securities received in corporate actions; proceeds from sales may include securities delivered in corporate actions.

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

At June 30, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

Eaton Vance
Senior Income Trust

June 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2012, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 15, 2012

Eaton Vance
Senior Income Trust

June 30, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance
Senior Income Trust

June 30, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Senior Income Trust

June 30, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of June 30, 2012, Fund records indicate that there are 408 registered shareholders and approximately 11,291 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

Eaton Vance
Senior Income Trust

June 30, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;
•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Eaton Vance
Senior Income Trust

June 30, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Senior Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance
Senior Income Trust

June 30, 2012

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider as well as a customized peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board considered that, at the request of the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which include a further fee reduction effective May 1, 2012. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time.

Eaton Vance
Senior Income Trust

June 30, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2012. 1 year. Since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2014. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class II Trustee	Until 2012. 3 years. Since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class III Trustee	Until 2013. 3 years. Since 2003.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman(A) 1940	Class I Trustee	Until 2014. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Senior Income Trust

June 30, 2012

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2012. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Since 1999.	Distinguished Professor of Corporate and Business Law, Jack C. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2013. 2 years. Since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2012. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Scott H. Page 1959	President	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(A)	APS Trustee

Eaton Vance
Senior Income Trust

June 30, 2012

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. A Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

171-8/12	SITSRC

Item 2. Code of Ethics
Not required in this filing.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2011 and June 30, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/11	06/30/12
Audit Fees	$57,340	$60,300
Audit-Related Fees(1)	$5,330	$23,330
Tax Fees(2)	$17,890	$18,390
All Other Fees(3)	$1,200	$1,240

Total	$81,760	$103,260

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares and revolving credit agreement.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2011 and June 30, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/11	06/30/12
Registrant	$24,420	$42,960
Eaton Vance(1)	$263,431	$579,130

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, John Redding and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Page has been an EVM portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an EVM subsidiary (“BMR”). He is head of EVM’s Bank Loan Investment Group. Mr. Redding has been a portfolio manager since 2001 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of	Total Assets of
		Total Assets	Accounts	Accounts
	Number of	of	Paying a	Paying a
	All Accounts	All Accounts	Performance Fee	Performance Fee
Scott H. Page
Registered Investment Companies	13	$17,074.5	0	$0
Other Pooled Investment Vehicles	6	$6,796.7	0	$0
Other Accounts	2	$1,451.5	0	$0

John P. Redding
Registered Investment Companies	1	$263.2	0	$0
Other Pooled Investment Vehicles	2	$1,049.2	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$100,001 - $500,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Senior Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date: August 15, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: August 15, 2012

By:	/s/ Scott H. Page
Scott H. Page
President

Date: August 15, 2012